                                                                  EXHIBIT 99.1

NEWS RELEASE
For Immediate Release               Contact: Laura Schultz
                                             Southwest Iowa Renewable Energy, LLC
                                             2101 42nd Avenue
                                             Council Bluffs, Iowa 51501-8409
                                             Phone: (712) 366-0392

     Southwest Iowa Renewable Energy, LLC Announces Hiring of Plant Engineer

Council Bluffs, Iowa--July 18, 2008--Southwest Iowa Renewable Energy, LLC (SIRE)
announced  today  that it has  hired  Edward  Milner  as Plant  Engineer  of the company's new ethanol plant which is currently under  construction  near Council
Bluffs, Iowa.

Mr.  Milner has over 20 years of  experience  as an engineer.  He most  recently served as a process  engineer for ICM, Inc.  where he not only designed  several
100MPGY dry mill ethanol plants, but also specifically  played a key role in the design of the SIRE high  efficiency  steam line.  Mr.  Milner brings to SIRE the most  advanced  knowledge  and  understanding  available of SIRE's  unique steam system.  SIRE's use of steam from the nearby  MidAmerican  Energy Council Bluffs energy center will enable the plant to better  compete,  as the steam is readily available and is cheaper than other available  sources of energy.  Energy is one of the key costs in the manufacture of ethanol.

"I have had the  opportunity to work on this project since its  inception,"  Mr.
Milner said,  "I am very excited to be able to see the design put into  service.
This is an important feature in SIRE's ongoing success.  I am honored to be part of it. "

"Our steam line and steam supply agreement are two of our most unique features,"
said Mark Drake, the company's President and CEO, "This will provide SIRE with a critical  difference  and allow us to be  profitable  in difficult  times.  Ed's background and specific experience with the design and construction of our steam line make him a key hire."

SIRE is constructing a 110  million-gallon  per year corn dry-mill ethanol plant south of Council  Bluffs,  Iowa, on a 274-acre  parcel of land in  Pottawattamie
County. The company is majority owned by local investors. Bunge North America is a  strategic  investor in SIRE and is  partnering  with the company to provide a number of its key business  functions.  ICM, Inc. serves as SIRE's  design/build firm and is also a strategic investor in the company.

Plant  construction began first quarter 2007. When fully operational in December
2008, the plant is expected to use more than 38 million bushels of locally grown corn on an annual basis, and will employ as many as fifty people.

This press release contains both historical and forward-looking  statements. All statements,  other than  statements of historical  fact are, or may be deemed to be,  forward-looking  statements  within  the  meaning  of  Section  27A  of the
Securities Act of 1933, as amended,  and Section 21E of the Securities  Exchange
Act of 1934,  as  amended.  These  forward-looking  statements  are not based on historical  facts,  but rather reflect our current  expectations and projections about our future  results,  performance,  prospects and  opportunities.  We have tried to identify  these  forward-

looking   statements  by  using  words   including   "may,"  "will,"   "expect,"
"anticipate,"   "believe,"   "intend,"   "estimate,"   "continue"   and  similar
expressions.  These forward-looking statements are subject to a number of risks,
uncertainties   and  other   factors  that  could  cause  our  actual   results,
performance,  prospects  or  opportunities,  as well as those of the  markets we serve or intend to serve,  to differ  materially  from  those  expressed  in, or implied by, these forward-looking  statements.  The following important factors, among others, could affect our business and financial  performance:  our ability to  complete,  integrate  and benefit  from  acquisitions,  divestitures,  joint ventures and strategic alliances; estimated demand for the commodities and other products that we sell and use in our business;  industry  conditions,  including the  cyclicality  of  the  agribusiness  industry  and  unpredictability  of the weather; agricultural,  economic and political conditions in the primary markets where we operate;  and other economic,  business,  competitive and/or regulatory
factors  affecting  our  business  generally.  The  forward-looking   statements
included  in this  release  are made  only as of the date of this  release,  and except as  otherwise  required  by federal  securities  law,  we do not have any obligation  to  publicly  update or revise  any  forward-looking  statements  to reflect subsequent events or circumstances.

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